SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


                 4375 River Green Parkway, Duluth, Georgia 30096
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  9.  Regulation  FD  Disclosure

This current report on Form 8-K and the information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 34-47583.

On April 24, 2003, Concurrent Computer Corporation (the "Company") issued a press release containing information about the Company's financial condition or results of operations for the quarterly period ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  April 24, 2003.

                                   CONCURRENT  COMPUTER  CORPORATION



                                   By:  /s/  Steven  R.  Norton
                                       -------------------------------
                                       Steven R. Norton
                                       Executive Vice President, Chief Financial
                                       Officer  and  Secretary


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
                                  EXHIBIT INDEX


EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1         Press Release issued by Concurrent Computer Corporation dated April
             24, 2003.


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